UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On November 26, 2025, Nukkleus Inc. (the “Company”) issued a press release announcing the pricing of the initial public offering (the “IPO”) of SC II Acquisition Corp. (“SC II”), a newly formed special purpose acquisition company and indirect subsidiary of the Company. A copy of the Company’s press release dated November 26, 2025 relating to the pricing of SC II’s IPO is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 25, 2025, SC II priced its IPO of 15,000,000 units (the “Units”). The Units are to be sold at an offering price of $10.00 per Unit, generating gross proceeds to SC II of approximately $150,000,000. Each Unit will consist of one Class A ordinary share of SC II, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fifth (1/5) of one Class A Ordinary Share upon the consummation of SC II’s initial business combination (each, a “Share Right”). SC II has also granted the underwriters an option to purchase up to 2,250,000 Units at the offering price to cover over-allotments for additional gross proceeds of up to $22.5 million. The IPO is expected to close on or about November 28, 2025.

SC Capital II Sponsor LLC, a Delaware limited liability company and indirect subsidiary of the Company (the “Sponsor”), in which the Company holds a majority interest, is acting as the sponsor of SC II. Simultaneously with the closing of the IPO, pursuant to a Sponsor Private Placement Units Purchase Agreement, dated November 25, 2025, by and between SC II and the Sponsor, the Sponsor will acquire 255,000 Units (the “Sponsor Units”) at a price of $10.00 per Sponsor Unit. The issuance of the Sponsor Units is being made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Nukkleus Inc. dated November 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: November 26, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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